SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                               MOODY'S CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-14037                 13-3998945
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


                                99 Church Street
                            New York, New York 10007
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 553-0300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, "Results of Operations and Financial Condition"

On February 16, 2005, Moody's Corporation (the "Company") announced its financial results for the fourth quarter and full year ended December 31, 2004. A copy of the press release containing the announcement is included as Exhibit
99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, "Results of Operations and Financial Condition" of Form 8-K.


Item 7.01, "Regulation FD Disclosure"

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference. The foregoing information is provided pursuant to Item 7.01, "Regulation FD Disclosure" of Form 8-K.


Item 8.01, "Other Events"

On February 16, 2005, the Board of Directors of the Company declared a two-for-one stock split of the Company's common stock and approved an increase in the Company's regular quarterly cash dividend. A copy of the press release containing the announcement is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference. The foregoing information is provided pursuant to Item 8.01, "Other Events" of Form 8-K.


Item 9.01, "Financial Statements and Exhibits"

(c)  Exhibits

99.1 Press release of Moody's Corporation dated February 16, 2005 announcing results for the fourth quarter and full year ended December 31, 2004.

99.2 Press release of Moody's Corporation dated February 16, 2005 announcing a 2-for-1 stock split and cash dividend increase.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MOODY'S CORPORATION

                                               By: /s/ John J. Goggins
                                                   -----------------------------

                                                   John J. Goggins
                                                   Senior Vice President and
                                                   General Counsel


                                                         Date: February 16, 2005